                                                                EXHIBIT 4.5(b)

                     MODIFICATION AGREEMENT


DATE:     June 12, 1995

PARTIES:  Borrowers:  RICHMOND AMERICAN HOMES, INC.,
                      a Delaware corporation

                      RICHMOND AMERICAN HOMES OF CALIFORNIA, INC., a Colorado corporation

                      RICHMOND HOMES, INC. I,
                      a Delaware corporation

                      RICHMOND HOMES, INC. II,
                      a Delaware corporation

                      RICHMOND AMERICAN HOMES OF NEVADA, INC., a Colorado corporation

          Bank:       BANK ONE, ARIZONA, NA,
                      a national banking association.

RECITALS:

     A. Bank has extended to Borrowers credit ("LOAN") in the principal amount of $75,000,000.00 pursuant to the Loan Agreement, dated June 13, 1994 ("LOAN AGREEMENT"), and evidenced by the Promissory Note, dated June 13, 1994 ("NOTE"). The unpaid principal of the Loan as of the date hereof is $22,779,013.18.

     B. The Loan is secured by, among other things, several Deeds of Trust, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statements and several Mortgages, Assignment of Rents, Fixture Filing and Security Agreement (collectively, the "DEED OF TRUST"), by one or more Borrowers, as trustor or mortgagor, for the benefit of Bank, as beneficiary or mortgagee, recorded in various counties in Arizona, California, Colorado and Nevada (the agreements, documents, and instruments securing the Loan and the Note are referred to individually and collectively as the "SECURITY DOCUMENTS") (The Note, the Loan Agreement, the Security Documents, any arbitration resolution, any environmental certification and indemnity agreement, and all other agreements, documents, and instruments evidencing, securing, or otherwise relating to the Loan are sometimes referred to individually and collectively as the "LOAN DOCUMENTS").

     C. Borrowers have requested that Bank modify the Loan and the Loan Documents as provided herein. Bank is willing to so modify the Loan and the Loan Documents, subject to the terms and conditions herein.

AGREEMENT:

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers and Bank agree as follows:

1.   ACCURACY OF RECITALS.

Borrowers acknowledge the accuracy of the Recitals.

2.   MODIFICATION OF LOAN DOCUMENTS.

     2.1  The Loan Documents are modified as follows:

          2.1.1 The Conversion Date of the Loan and the Note is changed from June 30, 1995, to August 31, 1995.

     2.2 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if any Borrower shall fail to comply with any of the covenants of Borrowers herein or if any representation or warranty by any Borrower herein or by any guarantor in any related Consent and Agreement of Guarantor is materially incomplete, incorrect, or misleading as of the date hereof.

     2.3  Each reference in the Loan Documents to any of the Loan
Documents shall be a reference to such document as modified herein.

3.  RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.

The Loan Documents are ratified and affirmed by Borrowers and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrowers in the Loan Documents.

4.  BORROWER REPRESENTATIONS AND WARRANTIES.

Borrowers represent and warrant to Bank:

     4.1 No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

     4.2 There has been no material adverse change in the financial condition of any Borrower or any other person whose financial statement has been delivered to Bank in connection with the Loan from the most recent financial statement received by Bank.

     4.3 Each and all representations and warranties of each Borrower in the Loan Documents are accurate on the date hereof.

     4.4 No Borrower has any claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

     4.5 The Loan Documents as modified herein are the legal, valid, and binding obligation of each Borrower, enforceable against each Borrower in accordance with their terms.

     4.6 Each Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of each Borrower. This
Agreement has been duly executed and delivered on behalf of each Borrower.

5.  BORROWER COVENANTS.

Borrowers covenant with Bank:

     5.1 Borrowers shall execute, deliver, and provide to Bank such additional agreements, documents, and instruments as reasonably required by Bank to effectuate the intent of this Agreement.

     5.2 Each Borrower fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of each Borrower, whether now known or unknown to any Borrower, (i) in respect of the Loan, the Loan Documents, or the actions or omissions of Bank in respect of the Loan or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement.

     5.3 Contemporaneously with the execution and delivery of this Agreement, Borrowers have paid to Bank:

          5.3.1 All accrued and unpaid interest under the Note and all amounts, other than interest and principal, due and payable by Borrowers under the Loan Documents as of the date hereof.

          5.3.2 All the internal and external costs and expenses incurred by Bank in connection with this Agreement (including, without limitation, inside and outside attorneys and processing costs, expenses, and fees).

6.   EXECUTION AND DELIVERY OF AGREEMENT BY BANK.

Bank shall not be bound by this Agreement until (i) Bank has executed and delivered this Agreement, (ii) Borrowers have performed all of the obligations of Borrowers under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement, (iii) M.D.C. Holdings, Inc. has executed and delivered to Bank a Consent and Agreement of Guarantor, and (iv) if required by Bank, Borrowers and M.D.C. Holdings, Inc. have executed and delivered to Bank an arbitration resolution, an environmental questionnaire, and an environmental certification and indemnity agreement.

7.   INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE,
     TERMINATION, OR WAIVER.

The Loan Documents as modified herein contain the complete understanding and agreement of Borrowers and Bank in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

8.  BINDING EFFECT.

The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Borrowers and Bank and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Borrower, provided, however, no Borrower may assign any of its right or delegate any of its obligation under the Loan Documents and any purported assignment or delegation shall be void.

9.   CHOICE OF LAW.

This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.

10.  COUNTERPART EXECUTION.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

DATED as of the date first above stated.


                                   RICHMOND AMERICAN HOMES, INC., a
                                   Delaware corporation


                                   By:_____________________________
                                   Name:___________________________
                                   Title:__________________________

                                   RICHMOND AMERICAN HOMES OF
                                   CALIFORNIA, INC., a Colorado
                                   corporation


                                   By:_____________________________
                                   Name:___________________________
                                   Title:__________________________


                                   RICHMOND HOMES, INC. I, a
                                   Delaware corporation


                                   By:_____________________________
                                   Name:___________________________
                                   Title:__________________________


                                   RICHMOND HOMES, INC. II, a
                                   Delaware corporation


                                   By:_____________________________
                                   Name:___________________________
                                   Title:__________________________


                                   RICHMOND AMERICAN HOMES OF
                                   NEVADA, INC., a Colorado
                                   corporation.


                                   By:_____________________________
                                   Name:___________________________
                                   Title:__________________________


                                   BANK ONE, ARIZONA, NA,
                                   a national banking association


                                   By:_____________________________
                                   Name:___________________________
                                   Title: _________________________

State of __________ )
                    ) ss.
County of _________ )

The above instrument was acknowledged before me this _____ day of June, 1995, by ____________________________, the ____________________________ of
RICHMOND AMERICAN HOMES, INC., a Delaware corporation, on behalf of the corporation.


My commission expires:

______________________        _______________________________
                                        Notary Public


State of __________ )
                    ) ss.
County of _________ )

The above instrument was acknowledged before me this _____ day of June, 1995, by ____________________________, the ____________________________ of
RICHMOND AMERICAN HOMES OF CALIFORNIA, INC., a Colorado corporation, on behalf of the corporation.


My commission expires:

______________________        _______________________________
                                        Notary Public

State of __________ )
                    ) ss.
County of _________ )

The above instrument was acknowledged before me this _____ day of June, 1995, by ____________________________, the ____________________________ of
RICHMOND HOMES, INC. I, a Delaware corporation, on behalf of the corporation.


My commission expires:

______________________        _______________________________
                                        Notary Public

State of __________ )
                    ) ss.
County of _________ )

The above instrument was acknowledged before me this _____ day of June, 1995, by ____________________________, the ____________________________ of
RICHMOND HOMES, INC. II, a Delaware corporation, on behalf of the corporation.


My commission expires:

______________________        _______________________________
                                        Notary Public


State of __________ )
                    ) ss.
County of _________ )

The above instrument was acknowledged before me this _____ day of June, 1995, by ____________________________, the ____________________________ of
RICHMOND AMERICAN HOMES OF NEVADA, INC., a Colorado corporation, on behalf of the corporation.


My commission expires:

______________________        _______________________________
                                        Notary Public


State of __________ )
                    ) ss.
County of _________ )

The above instrument was acknowledged before me this _____ day of June, 1995, by ____________________________, the ____________________________ of
BANK ONE, ARIZONA, NA, a national banking association, on behalf of the association.

My commission expires:

______________________        _______________________________
                                        Notary Public

                  SECOND MODIFICATION AGREEMENT


EFFECTIVE DATE:       July 15, 1995

PARTIES:  Borrowers:  RICHMOND AMERICAN HOMES, INC.,
                      a Delaware corporation

                      RICHMOND AMERICAN HOMES OF CALIFORNIA, INC., a Colorado corporation

                      RICHMOND HOMES, INC. I,
                      a Delaware corporation

                      RICHMOND HOMES, INC. II,
                      a Delaware corporation

                      RICHMOND AMERICAN HOMES OF NEVADA, INC., a Colorado corporation

          Bank:       BANK ONE, ARIZONA, NA,
                      a national banking association.

RECITALS:

     A. Bank has extended to Borrowers credit ("LOAN") in the principal amount of $75,000,000.00 pursuant to the Loan Agreement, dated June 13, 1994 ("LOAN AGREEMENT"), and evidenced by the Promissory Note, dated June 13, 1994 ("NOTE"). The unpaid principal of the Loan as of July 15, 1995 is $35,164,666.51.

     B. The Loan is secured by, among other things, several Deeds of Trust, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statements and several Mortgages, Assignment of Rents, Fixture Filing and Security Agreement (collectively, the "DEED OF TRUST"), by one or more Borrowers, as trustor or mortgagor, for the benefit of Bank, as beneficiary or mortgagee, recorded in various counties in Arizona, California, Colorado and Nevada (the agreements, documents, and instruments securing the Loan and the Note are referred to individually and collectively as the "SECURITY DOCUMENTS").

     C. Bank and Borrowers have executed and delivered previously the following agreements ("MODIFICATIONS") modifying the terms of the Loan, the Note, the Loan Agreement, and/or the Security Documents: Modification Agreement, dated June 12, 1995. (The Note, the Loan Agreement, the Security Documents, any arbitration resolution, any environmental certification and indemnity agreement, and all other agreements, documents, and instruments evidencing, securing, or otherwise relating to the Loan, as modified in the Modifications, are sometimes referred to individually and collectively as the "LOAN DOCUMENTS". Hereinafter, "NOTE", "LOAN AGREEMENT", "DEED OF TRUST" and "SECURITY DOCUMENTS" shall mean such documents as modified in the Modifications.)

     D. Borrowers have requested that Bank modify the Loan and the Loan Documents as provided herein. Bank is willing to so modify the Loan and the Loan Documents, subject to the terms and conditions herein.

AGREEMENT:

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers and Bank agree as follows:

1.   ACCURACY OF RECITALS.

Borrowers acknowledge the accuracy of the Recitals.

2.   MODIFICATION OF LOAN DOCUMENTS.

     2.1  The Loan Documents are modified as follows:

          2.1.1 The Conversion Date of the Loan and the Note is changed from August 31, 1995, to August 31, 1996.

          2.1.2 Clause (i) in the definition of "FIXED RATE" in the Note is hereby modified in its entirety to read as follows: "(i) two and one-tenth percent (2.1%) per annum, or, if the Conversion Date occurs pursuant to SECTION 3.1.2.2 or SECTION
3.1.2.3 of the Loan Agreement, three percent (3%) per annum, and".
          2.1.3 Clause (i) in the definition of "VARIABLE RATE" in the Note is hereby modified in its entirety to read as follows: "(i) twenty-five hundredths percent (.25%) per annum, or, if the Conversion Date occurs pursuant to SECTION 3.1.2.2 or SECTION

3.1.2.3 of the Loan Agreement, one and one-half percent
(1.5%) per annum, and".

          2.1.4 Page 3 of the Note is hereby modified as follows:

               2.1.4.1 The number $250,000.00, as it appears in the first and third paragraphs, is hereby modified to be $1,000,000.00.

               2.1.4.2 The number fifteen (15) as it appears in the first and third paragraphs, is hereby modified to be four (4).

               2.1.4.3 The following sentences are hereby added at the end of the first paragraph and at the end of the third paragraph:

          Notwithstanding anything in this Note or the Loan Agreement to the contrary, Borrowers shall be entitled, at their sole option, to aggregate the amount of their requested Advances for the sole purpose of satisfying the requirements of clauses (C) and (D) of this paragraph. Any Advances that are so aggregated shall be deemed to be a single Advance for purposes of complying with the provisions of this Note relating to requesting, electing and converting Fixed Rate Advances and Variable Rate Advances, and all Borrowers requesting such Advances shall be considered a single "Borrower" for purposes os such requesting, electing and converting.

          2.1.5 The introductory clause in clause (c) in the section of the Note entitled "PREPAYMENT" is hereby amended to read as follows: "(c) a prepayment premium equal to the sum of
(A) $500.00, plus (B) the product of".

          2.1.6 The phrase "and SECTION 5.11" is hereby added to Paragraph 4 in the Section of the Note entitled "EVENTS OF
DEFAULT", immediately after the phrase "and Section 5.6".

          2.1.7 The clause referencing Section 3.6.1.1, as it appears in Section 1 of the Loan Agreement, is hereby modified in its entirety to read as follows:

     Quarterly Commitment Fee: One-half of one percent (.5%) per annum of the Commitment Amount (annualized rate). One-fourth of the annualized Commitment Fee is payable quarterly, in advance.

          2.1.8 The clause referencing SECTION 3.6.2, as it appears in SECTION 1 of the Loan Agreement, is hereby modified in its entirety to read as follows:

     Unused Commitment Fee Rate: Two-tenths of one percent (.2%) per annum.

          2.1.9     The following definitions are hereby added to
SECTION 2 of the Loan Agreement:

     "FIXED CHARGE COVENANT" means Guarantor's covenant with respect to Guarantor's Fixed Charge Coverage Ratio set forth in SECTION 5.11 (i) of the Guaranty.

     "DEBT-TO-WORTH COVENANT" means Guarantor's covenant with respect to Guarantor's Debt-to-Worth Ratio set forth in
     SECTION 5.11 (ii) of the Guaranty.

          2.1.10    Clause (i) in the definition of "AVAILABLE
COMMITMENT" in SECTION 2 of the Loan Agreement is hereby modified in its entirety to read as follows:

               (i) The applicable Commitment Amount less the aggregate of all Letter of Credit Subcommitment Amounts; or

          2.1.11 The first sentence of SECTION 3.1.2.3 of the Loan Agreement is hereby modified in its entirety to read as follows:

     If Guarantor breaches (i) the Fixed Charge Covenant and the Debt-to-Worth Covenant, or (ii) the Financial Covenant (except for a breach that results solely from accounting changes), or (iii) the Covenant Relating to Other Debt only, and such breach continues uncured for ninety (90) days in the case of clauses (ii) and (iii), then unless Bank in its sole and absolute discretion agrees otherwise, the Conversion Date shall automatically occur and the Conversion Period shall automatically commence effective as of the first day of the first Calendar Month immediately following the time period to which the breach relates.

          2.1.12 The phrase "fifty-five percent (55%)", as it appears in SECTION 3.5.2.2(b) of the Loan Agreement, is hereby modified to be eighty percent (80%).

          2.1.13 The phrase "fifty-five percent (55%)", as it appears in SECTION 3.5.2.2(e) of the Loan Agreement, is hereby modified to be eighty percent (80%).

          2.1.14    SECTIONS 3.5.2.2(f) and (g) of the Loan
Agreement are hereby modified in their entirety to read as follows:

          (f) The aggregate amount of all A&D Subcommitment amounts shall not at any time exceed thirty-three and thirty-three hundredths percent (33.33%) of the then applicable Commitment Amount.

          (g) The aggregate of all A&D Subcommitment amounts relating to Eligible Collateral located

               (i) in Arizona shall not at any time exceed thirty-three and thirty-three hundredths percent
          (33.33%) of the then applicable Commitment Amount;

               (ii) in California shall not at any time exceed thirty-three and thirty-three hundredths percent
          (33.33%) of the then applicable Commitment Amount;

               (iii) in Colorado shall not at any time exceed thirty-three and thirty-three hundredths percent
          (33.33%) of the then applicable Commitment Amount; and

               (iv) in Nevada shall not at any time exceed twenty percent (20%) of the then applicable Commitment Amount.

          2.1.15 The phrase "the applicable portion of" is hereby deleted from SECTION 3.6.1.1 of the Loan Agreement in each place where such phrase appears. Additionally, the second sentence of SECTION 3.6.1.1 is hereby deleted.

          2.1.16 The phrase "the end of each calendar quarter" in SECTION 6.3.1.2 of the Loan Agreement is hereby modified in its entirety to read as follows: "June 30 and December 31 of each calendar year".

     2.2 Each of the Loan Documents is modified to provide that it shall be an Event of Default (or Unmatured Event of Default, as applicable) thereunder if any Borrower shall fail to comply with any of the covenants of Borrowers herein or if any representation or warranty by any Borrower herein or by any guarantor in any related Consent and Agreement of Guarantor is materially incomplete, incorrect, or misleading as of the date hereof.

     2.3  Each reference in the Loan Documents to any of the Loan
Documents shall be a reference to such document as modified herein.

3.  RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.

The Loan Documents are ratified and affirmed by Borrowers and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrowers in the Loan Documents.

4.  BORROWER REPRESENTATIONS AND WARRANTIES.

Borrowers represent and warrant to Bank:

     4.1 No Event of Default or Unmatured Event of Default under any of the Loan Documents as modified herein has occurred and is continuing.

     4.2 There has been no material adverse change in the financial condition of any Borrower or any other person whose financial statement has been delivered to Bank in connection with the Loan from the most recent financial statement received by Bank.

     4.3 Each and all representations and warranties of each Borrower in the Loan Documents are accurate on the date hereof except as previously disclosed to Bank in writing.

     4.4 No Borrower as of the date hereof has any claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

     4.5 The Loan Documents as modified herein are the legal, valid, and binding obligation of each Borrower, enforceable against each Borrower in accordance with their terms.

     4.6 Each Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to
perform the Loan Documents as modified herein.   The execution
and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of each Borrower. This Agreement has been duly executed and delivered on behalf of each Borrower.

5.  BORROWER COVENANTS.

Borrowers covenant with Bank:

     5.1 Borrowers shall execute, deliver, and provide to Bank such additional agreements, documents, and instruments as reasonably required by Bank to effectuate the intent of this Agreement.

     5.2 Each Borrower fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or
equity of each   Borrower, whether now known or unknown to any
Borrower, (i) in respect of the Loan, the Loan Documents, or the actions or omissions of Bank in respect of the Loan or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement.

     5.3 Contemporaneously with the execution and delivery of this Agreement, Borrowers have paid to Bank:

          5.3.1 All accrued and unpaid interest under the Note and all amounts, other than interest and principal, due and payable by Borrowers under the Loan Documents as of the date hereof.

          5.3.2 All the internal and external costs and expenses incurred by Bank in connection with this Agreement (including, without limitation, inside and outside attorneys and processing costs, expenses, and fees).

6.   EXECUTION AND DELIVERY OF AGREEMENT BY BANK.

Bank shall not be bound by this Agreement until (i) Bank has executed and delivered this Agreement, (ii) Borrowers have performed all of the obligations of Borrowers under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement, (iii) M.D.C. Holdings, Inc. has executed and delivered to Bank a Consent and Agreement of Guarantor, and (iv) if required by Bank, Borrowers and M.D.C. Holdings, Inc. have executed and delivered to Bank an arbitration resolution, an environmental questionnaire, and an environmental certification and indemnity agreement.

7.   INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE,
     TERMINATION, OR WAIVER.

The Loan Documents as modified herein contain the complete understanding and agreement of Borrowers and Bank in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

8.  BINDING EFFECT.

The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Borrowers and Bank and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Borrower, provided, however, no Borrower may assign any of its right or delegate any of its obligation under the Loan Documents and any purported assignment or delegation shall be void.

9.   CHOICE OF LAW.

This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.

10.  COUNTERPART EXECUTION.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

DATED as of the date first above stated.

                                      RICHMOND AMERICAN HOMES, INC., a
                                      Delaware corporation


                                      By:_____________________________
                                      Name:___________________________
                                      Title:__________________________



                                      RICHMOND AMERICAN HOMES OF
                                      CALIFORNIA, INC., a Colorado
                                      corporation


                                      By:_____________________________
                                      Name:___________________________
                                      Title:__________________________

                                      RICHMOND HOMES, INC. I, a
                                      Delaware corporation



                                      By:_____________________________
                                      Name:___________________________
                                      Title:__________________________



                                      RICHMOND HOMES, INC. II, a
                                      Delaware corporation


                                      By:_____________________________
                                      Name:___________________________
                                      Title:__________________________



                                      RICHMOND AMERICAN HOMES OF
                                      NEVADA, INC., a Colorado
                                      corporation.


                                      By:_____________________________
                                      Name:___________________________
                                      Title:__________________________



                                      BANK ONE, ARIZONA, NA,
                                      a national banking association



                                      By:_____________________________

                                      Name:___________________________
                                      Title: _________________________

State of Arizona    )
                    ) ss.
County of Maricopa  )

The above instrument was acknowledged before me this 28th day of July, 1995, by John J. Heaney, the ____________________________
of RICHMOND AMERICAN HOMES, INC., a Delaware corporation, on behalf of the corporation.


My commission expires:

______________________        _______________________________
                                        Notary Public



State of Arizona    )
                    ) ss.
County of Maricopa  )

The above instrument was acknowledged before me this 28th day of July, 1995, by John J. Heaney, the ____________________________
of RICHMOND AMERICAN HOMES OF CALIFORNIA, INC., a Colorado corporation, on behalf of the corporation.


My commission expires:

______________________        _______________________________
                                        Notary Public




State of Arizona    )
                    ) ss.
County of Maricopa  )

The above instrument was acknowledged before me this 28th day of July, 1995, by John J. Heaney, the ____________________________
of RICHMOND HOMES, INC. I, a Delaware corporation, on behalf of the corporation.

My commission expires:

______________________        _______________________________
                                        Notary Public

State of Arizona    )
                    ) ss.
County of Maricopa  )

The above instrument was acknowledged before me this 28th day of July, 1995, by John J. Heaney, the ____________________________
of RICHMOND HOMES, INC. II, a Delaware corporation, on behalf of the corporation.


My commission expires:

______________________        _______________________________
                                        Notary Public


State of Arizona    )
                    ) ss.
County of Maricopa  )

The above instrument was acknowledged before me this 28th day of July, 1995, by John J. Heaney, the ____________________________
of RICHMOND AMERICAN HOMES OF NEVADA, INC., a Colorado corporation, on behalf of the corporation.


My commission expires:

______________________        _______________________________
                                        Notary Public

State of Arizona    )
                    ) ss.
County of Maricopa  )

The above instrument was acknowledged before me this _____ day of __________, 1995, by ____________________________, the
____________________________ of BANK ONE, ARIZONA, NA, a national banking association, on behalf of the association.


My commission expires:

______________________        _______________________________
                                        Notary Public